SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 23, 2007 (July 17, 2007)

FLAGSHIP GLOBAL HEALTH, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-30556	11-3210792
(State or Other Jurisdiction or Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

220 West 42nd Street

23rd Floor

New York, NY 10036

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (212) 340-9100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On July 17, 2007, Flagship Global Health, Inc., a Delaware corporation (the “Company”), entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”) with FrontPoint Healthcare Fund, L.P., FrontPoint Healthcare Fund 2X, L.P., FrontPoint Healthcare Horizons Fund, L.P. and FrontPoint Healthcare Long Horizons Fund, L.P. (collectively, the “Buyer”). Under the Securities Purchase Agreement, the Buyer purchased from the Company an aggregate of 6,809,258 shares of the Company’s common stock, par value $0.001 per share, of the Company (the “Common Stock”) in an aggregate principal amount of $14,980,367.

In connection with the Securities Purchase Agreement, on July 17, 2007, the Company also issued three year warrants to the Buyer (the “Warrants”), representing the right to acquire 2,042,777 shares of Common Stock at an exercise price of $3.00 per share.

In accordance with the terms and conditions of the Securities Purchase Agreement and the Warrants, on July 17, 2007, the Company and the Buyer entered into a Registration Rights Agreement (the “Registration Rights Agreement”). Pursuant to the Registration Rights Agreement, the Company agreed to register the Buyer’s shares of Common Stock issued under the Securities Purchase Agreement and the Common Stock underlying the Warrants.

Item 3.02.  Unregistered Sales of Equity Securities.

See disclosure under Item 1.01.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 17, 2007, the Company accepted the resignation of Richard Howard, effective July 31, 2007, as a member of the Board of Directors. Mr. Howard was President of Flagship Patient Advocates, Inc., the predecessor of Flagship Global Health Inc., from July 2004 until August 2005 and remained as a director until his resignation to pursue other interests. His resignation was not the result of any disagreement with us on any matter relating to the Company’s operations, policies or practices.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit

10.1
Securities Purchase Agreement, by and among the Company, FrontPoint Healthcare Fund, L.P., FrontPoint Healthcare Fund 2X, L.P., FrontPoint Healthcare Horizons Fund, L.P. and FrontPoint Healthcare Long Horizons Fund, L.P. entered into July 17, 2007.

10.2
Form of Warrant Agreement, by and among the Company, FrontPoint Healthcare Fund, L.P., FrontPoint Healthcare Fund 2X, L.P., FrontPoint Healthcare Horizons Fund, L.P. and FrontPoint Healthcare Long Horizons Fund, L.P. entered into July 17, 2007.

10.3
Registration Rights Agreement, by and among the Company, FrontPoint Healthcare Fund, L.P., FrontPoint Healthcare Fund 2X, L.P., FrontPoint Healthcare Horizons Fund, L.P. and FrontPoint Healthcare Long Horizons Fund, L.P. entered into July 17, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 23, 2007

FLAGSHIP GLOBAL HEALTH, INC.

By:	/s/ Fred F. Nazem
Name: Fred F. Nazem Title: Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1
Securities Purchase Agreement, by and among the Company, FrontPoint Healthcare Fund, L.P., FrontPoint Healthcare Fund 2X, L.P., FrontPoint Healthcare Horizons Fund, L.P. and FrontPoint Healthcare Long Horizons Fund, L.P. entered into July 17, 2007.

10.2
Form of Warrant Agreement, by and among the Company, FrontPoint Healthcare Fund, L.P., FrontPoint Healthcare Fund 2X, L.P., FrontPoint Healthcare Horizons Fund, L.P. and FrontPoint Healthcare Long Horizons Fund, L.P. entered into July 17, 2007.

10.3
Registration Rights Agreement, by and among the Company, FrontPoint Healthcare Fund, L.P., FrontPoint Healthcare Fund 2X, L.P., FrontPoint Healthcare Horizons Fund, L.P. and FrontPoint Healthcare Long Horizons Fund, L.P. entered into July 17, 2007.